UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2011 (July 7, 2010)

TECHMEDIA ADVERTISING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52945

Nevada	98-0540833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 62 Upper Cross Street, #04-01
Singapore  058353
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-65-65323001

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 7, 2010, the Board of Directors of TechMedia Advertising, Inc. (the “Company”) approved and authorized the dismissal of Davis Accounting Group P.C., (“DAG”), as its independent registered public accounting firm.  DAG was not duly licensed when it issued an audit opinion on the Company’s financial statements included in the Company’s latest Form 10-K for the fiscal years ended July 31, 2009 and 2008 filed on October 20, 2009, and accordingly, those financial statements are not considered to be audited.  On the same date, the Board of Directors approved and authorized the engagement of the accounting firm of Rothstein Kass & Company, P.C., as the Company’s new independent registered public accounting firm.

DAG’s reports on our financial statements dated September 10, 2009, for the two most recent fiscal years ended July 31, 2009, and 2008, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that DAG’s reports contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended July 31, 2009, and 2008, and in the subsequent interim periods through the effective date of dismissal on July 7, 2010, there were no disagreements, resolved or not, with DAG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DAG would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

During the Company’s two most recent fiscal years and the period through the effective date of dismissal of DAG on July 7, 2010, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Etania Audit Group P.C. (formerly DAG) with a copy of this current report on Form 8-K/A-2 prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K/A-2, and if not, stating the aspects with which they do not agree.  The letter from Etania Audit Group P.C., dated March 18, 2011, is filed as Exhibit 16.2 to this current report on Form 8-K/A-2.

During the two most recent fiscal years and the subsequent interim periods through the effective date of appointment of Rothstein Kass & Company, P.C. (“Rothstein Kass”), on July 7, 2010, we had not, nor had any person on our behalf, consulted with Rothstein Kass regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Rothstein Kass provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                           Description of Exhibit

16.1(1)	Letter from Davis Accounting Group P.C., dated July 20, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A-1.

16.2	Letter from Etania Audit Group P.C., dated March 18, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A-2.

Notes:
(1)	Previously filed on Form 8-K/A-1 with the SEC via EDGAR on July 21, 2010, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHMEDIA ADVERTISING, INC.

By:	/s/ Johnny Lian Tian Yong
Name:	Johnny Lian Tian Yong
Title:	President and Director

Date: March 21, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
16.2	Letter from Etania Audit Group P.C., dated March 18, 2011 to the Securities and Exchange Commission regarding statements included in this Form 8-K/A-2.	6